Exhibit 99.1

For Immediate Release

Contacts:	Krista Bessinger	Bob Wynne
	Oracle Investor Relations	Oracle Corporate Communications
	+1.650.506.4073	+1.650.506.5834
	investor_us@oracle.com	bob.wynne@oracle.com

ORACLE REPORTS Q4 GAAP EPS OF 24 CENTS, NON-GAAP EPS OF 29 CENTS

Applications New License Revenues Up 83%, Database and Middleware New License Revenues Up 18%

REDWOOD SHORES, Calif., June 22, 2006 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2006 Q4 GAAP earnings per share of $0.24, up 24% compared to the same quarter last year. Fourth quarter GAAP revenues were up 25% to $4.9 billion, while quarterly GAAP net income was up 27% to $1.3 billion. Total GAAP software revenues were up 28% to $4.0 billion with GAAP database and middleware new license revenues up 18% and GAAP applications new license revenues up 83%. GAAP services revenues were $857 million, up 13% compared to the same quarter last year.

Non-GAAP earnings per share were $0.29 in Q4, up 11% compared to the same quarter last year. Non-GAAP net income was up 13% to $1.5 billion compared to Q4 last year.

Fiscal year 2006 GAAP earnings per share were $0.64, up 16% compared to the prior year. Fiscal year 2006 GAAP revenues were up 22% to $14.4 billion, while annual GAAP net income was up 17% to $3.4 billion. Total GAAP software revenues for the full year were up 23% to $11.5 billion with annual GAAP database and middleware new license revenues up 9% and annual GAAP applications new license revenues up 66%. Annual GAAP services revenues were $2.8 billion, up 19% compared to the year ago period.

Fiscal year 2006 non-GAAP earnings per share were $0.80, up 19% year over year. Annual non-GAAP net income was up 20% to $4.2 billion compared to fiscal year 2005.

“We reported record revenues and earnings for the fourth quarter and fiscal year 2006,” said Oracle President and CFO, Safra Catz. “In two years, our non-GAAP EPS is up 56%. That is well above our stated goal of a 20% average annual growth rate.”

“In Q4 Oracle delivered accelerating revenue growth across virtually all product lines and geographies,” said Oracle President, Charles Phillips. “Our applications business was especially strong with new license sales growing 83% including acquisitions, and 56% growth on an organic basis. At these very high growth rates, Oracle is rapidly increasing its share of the applications market.”

“Oracle’s database and middleware business grew 18% in the quarter and 9% for the full year,” said CEO, Larry Ellison. “We are growing faster than the overall database market because we are winning share from our competitors. The latest Gartner and IDC reports confirm that Oracle is increasing its lead over the number two database, IBM’s DB2, as more and more companies move their applications off of mainframes and onto Oracle Database Grids.”

###

Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit Oracle on the web at www.oracle.com/investor or call Investor Relations at (650) 506-4073.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s results and future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K, as amended, and Form 10-Q, particularly under the heading “Factors That May Affect Our Future Results or the Market Price of Our Stock.” Copies of these filings are available online from the SEC at www.sec.gov or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of June 22, 2006. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2006 QUARTER TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2006	% of Revenues		2005	% of Revenues

REVENUES
New software licenses	$2,121	43%		$1,609	42%		32%		32%
Software license updates and product support	1,873	39%		1,514	39%		24%		25%

Software Revenues	3,994	82%		3,123	81%		28%		28%

Services	857	18%		755	19%		13%		14%

Total Revenues	4,851	100%		3,878	100%		25%		26%

OPERATING EXPENSES
Sales and marketing	1,100	23%		807	21%		36%		37%
Software license updates and product support	206	4%		180	4%		14%		15%
Cost of services	758	16%		611	16%		24%		25%
Research and development	536	11%		457	12%		17%		18%
General and administrative	145	3%		150	4%		(3%	)	0%
Amortization of intangible assets	185	4%		121	3%		53%		53%
Acquisition related	16	0%		105	3%		(85%	)	(86%	)
Restructuring	48	1%		40	1%		19%		20%

Total Operating Expenses	2,994	62%		2,471	64%		21%		22%

OPERATING INCOME	1,857	38%		1,407	36%		32%		32%
Interest expense	(83)	(2%	)	(66)	(1%	)	26%		26%
Non-operating income, net	104	2%		46	1%		127%		130%

INCOME BEFORE PROVISION FOR INCOME TAXES	1,878	38%		1,387	36%		35%		36%

Provision for income taxes	578	12%		365	10%		58%		58%

NET INCOME	$1,300	26%		$1,022	26%		27%		27%

EARNINGS PER SHARE:
Basic	$0.25			$0.20			24%
Diluted	$0.24			$0.20			24%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,278			5,145			3%
Diluted	5,373			5,234			3%

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2005, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to major international currencies in the three months ended May 31, 2006 compared with the corresponding prior year period, reducing revenue and operating expense growth by 1 percentage point.

ORACLE CORPORATION

Q4 FISCAL 2006 QUARTER TO DATE

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

(in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $
	2006 GAAP	Adj.	2006 Non-GAAP	2005 GAAP	Adj.	2005 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$4,851	$86	$4,937	$3,878	$178	$4,056	25%		22%

TOTAL SOFTWARE REVENUES (2)	$3,994	$86	$4,080	$3,123	$178	$3,301	28%		24%
New software licenses	2,121	—	2,121	1,609	—	1,609	32%		32%
Software license updates and product support (2)	1,873	86	1,959	1,514	178	1,692	24%		16%

TOTAL OPERATING EXPENSES	$2,994	$(257)	$2,737	$2,471	$(281)	$2,190	21%		25%
Stock-based compensation (3)	8	(8)	—	15	(15)	—	(52%	)	0%
Amortization of intangible assets (4)	185	(185)	—	121	(121)	—	53%		0%
Acquisition related	16	(16)	—	105	(105)	—	(85%	)	0%
Restructuring	48	(48)	—	40	(40)	—	19%		0%

OPERATING INCOME	$1,857	$343	$2,200	$1,407	$459	$1,866	32%		18%

OPERATING MARGIN %	38%		45%	36%		46%	6%		(3%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	$1,878	$343	$2,221	$1,387	$459	$1,846	35%		20%
Income tax effect on above adjustments (5)	578	106	684	365	126	491	58%		39%

NET INCOME	$1,300	$237	$1,537	$1,022	$333	$1,355	27%		13%

DILUTED EARNINGS PER SHARE	$0.24		$0.29	$0.20		$0.26	24%		11%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of May 31, 2006, that will not be recognized in future periods due to business combination accounting rules are as follows:

Year Ended May 31,

2007	$137
2008	9

Total	$146

(3)	Stock-based compensation represents the portion of the intrinsic value of unvested options assumed from acquired companies related to future service and is included in the following GAAP operating expenses:

	Three Months Ended May 31, 2006			Three Months Ended May 31, 2005
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$2	$(2)	$—	$4	$(4)	$—
Software license updates and product support	1	(1)	—	1	(1)	—
Cost of services	2	(2)	—	4	(4)	—
Research and development	3	(3)	—	6	(6)	—

Total stock-based compensation	$8	$(8)	$—	$15	$(15)	$—

We will adopt FASB Statement 123R in the first quarter of fiscal 2007. Under Statement 123R, the fair value of all stock-based compensation awards will be reflected as an expense. We estimate that stock-based compensation expense will reduce diluted earnings per share by $0.02 to $0.03 in fiscal 2007.

(4)	Estimated future amortization expense related to intangible assets as of May 31, 2006 is as follows:

Year Ended May 31,

2007	$738
2008	727
2009	722
2010	615
2011	431
Thereafter	1,295

Total	$4,528

(5)	The income tax provision was calculated reflecting a tax rate of 30.8% and 27.5% in the fourth quarter of fiscal 2006 and 2005, respectively.

ORACLE CORPORATION

FISCAL 2006 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2006	% of Revenues		2005	% of Revenues

REVENUES
New software licenses	$4,905	34%		$4,091	35%		20%		21%
Software license updates and product support	6,636	46%		5,330	45%		25%		26%

Software Revenues	11,541	80%		9,421	80%		23%		24%

Services	2,839	20%		2,378	20%		19%		21%

Total Revenues	14,380	100%		11,799	100%		22%		23%

OPERATING EXPENSES
Sales and marketing	3,177	22%		2,511	21%		27%		28%
Software license updates and product support	719	5%		618	5%		16%		18%
Cost of services	2,516	17%		2,033	17%		24%		25%
Research and development	1,872	13%		1,491	13%		25%		26%
General and administrative	555	4%		550	5%		1%		3%
Amortization of intangible assets	583	4%		219	2%		167%		167%
Acquisition related	137	1%		208	2%		(34%	)	(35%	)
Restructuring	85	1%		147	1%		(42%	)	(41%	)

Total Operating Expenses	9,644	67%		7,777	66%		24%		25%

OPERATING INCOME	4,736	33%		4,022	34%		18%		20%
Interest expense	(169)	(1%	)	(135)	(1%	)	25%		26%
Non-operating income, net	243	1%		164	1%		49%		50%

INCOME BEFORE PROVISION FOR INCOME TAXES	4,810	33%		4,051	34%		19%		21%

Provision for income taxes	1,429	9%		1,165	10%		23%		23%

NET INCOME	$3,381	24%		$2,886	24%		17%		20%

EARNINGS PER SHARE :
Basic	$0.65			$0.56			16%
Diluted	$0.64			$0.55			16%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,196			5,136			1%
Diluted	5,287			5,231			1%

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2005, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to major international currencies for the year ended May 31, 2006 compared with the corresponding prior year period, reducing revenue and operating expense growth by 1 percentage point and operating income growth by 2 percentage points.

ORACLE CORPORATION

FISCAL 2006 YEAR TO DATE

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

(in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $
	2006 GAAP	Adj.	2006 Non-GAAP	2005 GAAP	Adj.	2005 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$14,380	$391	$14,771	$11,799	$320	$12,119	22%		22%

TOTAL SOFTWARE REVENUES (2)	$11,541	$391	$11,932	$9,421	$320	$9,741	23%		22%
New software licenses	4,905	—	4,905	4,091	—	4,091	20%		20%
Software license updates and product support (2)	6,636	391	7,027	5,330	320	5,650	25%		24%

TOTAL OPERATING EXPENSES	$9,644	$(836)	$8,808	$7,777	$(599)	$7,178	24%		23%
Stock-based compensation (3)	31	(31)	—	25	(25)	—	26%		0%
Amortization of intangible assets (4)	583	(583)	—	219	(219)	—	167%		0%
Acquisition related	137	(137)	—	208	(208)	—	(34%	)	0%
Restructuring	85	(85)	—	147	(147)	—	(42%	)	0%

OPERATING INCOME	$4,736	$1,227	$5,963	$4,022	$919	$4,941	18%		21%

OPERATING MARGIN %	33%		40%	34%		41%	(3%	)	(1%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	$4,810	$1,227	$6,037	$4,051	$919	$4,970	19%		21%
Income tax effect on above adjustments (5)	1,429	362	1,791	1,165	264	1,429	23%		25%

NET INCOME	$3,381	$865	$4,246	$2,886	$655	$3,541	17%		20%

DILUTED EARNINGS PER SHARE	$0.64		$0.80	$0.55		$0.68	16%		19%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of May 31, 2006, that will not be recognized in future periods due to business combination accounting rules are as follows:

Year Ended May 31,

2007	$137
2008	9

Total	$146

(3)	Stock-based compensation represents the portion of the intrinsic value of unvested options assumed from acquired companies related to future service and is included in the following GAAP operating expenses:

	Year Ended May 31, 2006			Year Ended May 31, 2005
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$8	$(8)	$—	$6	$(6)	$—
Software license updates and product support	3	(3)	—	2	(2)	—
Cost of services	7	(7)	—	7	(7)	—
Research and development	13	(13)	—	10	(10)	—

Total stock-based compensation	$31	$(31)	$—	$25	$(25)	$—

We will adopt FASB Statement 123R in the first quarter of fiscal 2007. Under Statement 123R, the fair value of all stock-based compensation awards will be reflected as an expense. We estimate that stock-based compensation expense will reduce diluted earnings per share by $0.02 to $0.03 in fiscal 2007.

(4)	Estimated future amortization expense related to intangible assets as of May 31, 2006 is as follows:

Year Ended May 31,

2007	$738
2008	727
2009	722
2010	615
2011	431
Thereafter	1,295

Total	$4,528

(5)	The income tax provision was calculated to reflect a 29.7% and 28.8% tax rate in fiscal year 2006 and 2005, respectively.

ORACLE CORPORATION

FISCAL 2006 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	May 31, 2006	May 31, 2005

ASSETS

Current Assets:
Cash and cash equivalents	$6,659	$3,894
Marketable securities	946	877
Trade receivables, net	3,022	2,570
Deferred tax assets	558	486
Other current assets	633	621

Total Current Assets	11,818	8,448

Non-Current Assets:
Property, net	1,391	1,442
Intangible assets, net	4,528	3,373
Goodwill	9,809	7,003
Other assets	1,327	421

Total Non-Current Assets	17,055	12,239

TOTAL ASSETS	$28,873	$20,687

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$159	$2,693
Accounts payable	268	230
Income taxes payable	810	904
Accrued compensation and related benefits	1,172	923
Accrued restructuring	412	156
Deferred revenues	2,830	2,289
Other current liabilities	1,279	868

Total Current Liabilities	6,930	8,063

Non-Current Liabilities:
Long-term debt	5,735	159
Deferred tax liabilities	408	1,010
Accrued restructuring	273	120
Deferred revenues	114	126
Other long-term liabilities	401	372

Total Non-Current Liabilities	6,931	1,787

Stockholders’ Equity	15,012	10,837

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$28,873	$20,687

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

FISCAL 2006 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Year Ended May 31,
	2006	2005

Cash Flows From Operating Activities:
Net income	$3,381	$2,886
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	223	206
Amortization of intangible assets	583	219
Provision for trade receivable allowances	241	197
Deferred income taxes	(40)	(66)
Minority interests in income	41	42
Stock-based compensation	49	72
Non cash restructuring	—	33
In-process research and development	78	46
Net investment gains related to equity securities	(39)	(2)
Changes in operating assets and liabilities, net of effects from acquisitions:
Increase in trade receivables	(355)	(88)
Decrease in prepaid expenses and other assets	14	164
Increase (decrease) in accounts payable and other liabilities	23	(533)
Increase (decrease) in income taxes payable	64	(18)
Increase in deferred revenues	278	394

Net cash provided by operating activities	4,541	3,552

Cash Flows From Investing Activities:
Purchases of investments	(2,128)	(7,101)
Proceeds from maturities and sale of investments	3,676	12,194
Acquisitions, net of cash acquired	(3,953)	(10,656)
Purchases of equity and other investments	(858)	(2)
Capital expenditures	(236)	(188)
Proceeds from sales of property	140	—

Net cash used for investing activities	(3,359)	(5,753)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(2,067)	(1,343)
Proceeds from issuance of common stock	632	596
Proceeds from borrowings, net of financing costs	12,636	12,505
Payments of debt	(9,635)	(9,830)
Distributions to minority interests	(39)	(44)

Net cash provided by financing activities	1,527	1,884

Effect of exchange rate changes on cash and cash equivalents	56	73

Net increase (decrease) in cash and cash equivalents	2,765	(244)

Cash and cash equivalents at beginning of period	3,894	4,138

Cash and cash equivalents at end of period	$6,659	$3,894

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

FISCAL 2006 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2005				Fiscal 2006
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$3,350	$3,386	$3,575	$3,552	$3,596	$3,509	$3,857	$4,541

Capital Expenditures (2)	(147)	(178)	(195)	(188)	(206)	(182)	(199)	(236)

Free Cash Flow	$3,203	$3,208	$3,380	$3,364	$3,390	$3,327	$3,658	$4,305

% Growth	16%	12%	27%	12%	6%	4%	8%	28%

GAAP Net Income	$2,749	$2,948	$2,854	$2,886	$2,896	$2,878	$3,103	$3,381

Free Cash Flow as a % of Net Income	117%	109%	118%	117%	117%	116%	118%	127%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$563		$971		$947	$1,609	$4,091	$629	$1,058	$1,096	$2,121	$4,905
Software license updates and product support	1,176		1,252		1,389	1,514	5,330	1,502	1,559	1,703	1,873	6,636

Software Revenues	1,739		2,223		2,336	3,123	9,421	2,131	2,617	2,799	3,994	11,541

Consulting	355		395		470	589	1,810	481	506	501	632	2,120
On Demand	71		72		76	80	299	84	87	96	130	397
Education	50		66		68	86	269	72	82	74	95	322

Services Revenues	476		533		614	755	2,378	637	675	671	857	2,839

Total Revenues	$2,215		$2,756		$2,950	$3,878	$11,799	$2,768	$3,292	$3,470	$4,851	$14,380

AS REPORTED REVENUE GROWTH RATES
New software licenses	7%		14%		12%	23%	16%	12%	9%	16%	32%	20%
Software license updates and product support	14%		12%		18%	26%	18%	28%	25%	23%	24%	25%
Software Revenues	11%		13%		15%	24%	17%	23%	18%	20%	28%	23%

Consulting	(10%	)	0%		26%	40%	14%	36%	28%	7%	7%	17%
On Demand	18%		11%		23%	12%	16%	18%	20%	26%	62%	32%
Education	(11%	)	(4%	)	37%	32%	13%	42%	25%	9%	11%	20%
Services Revenues	(7%	)	1%		27%	35%	14%	34%	26%	9%	13%	19%

Total Revenues	7%		10%		18%	26%	16%	25%	19%	18%	25%	22%

CONSTANT CURRENCY GROWTH RATES
New software licenses	3%		9%		8%	20%	12%	10%	12%	20%	32%	21%
Software license updates and product support	10%		8%		15%	22%	14%	26%	27%	27%	25%	26%
Software Revenues	8%		8%		12%	21%	13%	21%	20%	24%	28%	24%

Consulting	(13%	)	(4%	)	23%	36%	10%	34%	31%	10%	8%	19%
On Demand	14%		7%		20%	9%	12%	17%	22%	29%	63%	33%
Education	(14%	)	(9%	)	33%	28%	8%	40%	27%	13%	12%	21%
Services Revenues	(10%	)	(3%	)	23%	32%	10%	32%	29%	13%	14%	21%

Total Revenues	3%		6%		14%	23%	12%	23%	22%	22%	26%	23%

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,091		$1,292		$1,437	$1,977	$5,798	$1,475	$1,733	$1,848	$2,595	$7,652
Europe, Middle East & Africa	778		1,062		1,088	1,361	4,288	883	1,090	1,164	1,572	4,708
Asia Pacific	346		402		425	540	1,713	410	469	458	684	2,020

Total Revenues	$2,215		$2,756		$2,950	$3,878	$11,799	$2,768	$3,292	$3,470	$4,851	$14,380

HEADCOUNT

GEOGRAPHIC AREA
Domestic	16,458		16,347		21,774	21,544		21,198	21,133	23,256	23,209
International	25,610		26,233		29,107	28,328		28,318	30,021	32,326	32,924

Total Company	42,068		42,580		50,881	49,872		49,516	51,154	55,582	56,133

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2005						Fiscal 2006
	Q1		Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

APPLICATIONS REVENUES

New software licenses	$69		$215	$152	$350	$785	$127	$266	$269	$641	$1,303
Software license updates and product support	238		254	351	445	1,288	466	502	608	676	2,252

Software Revenues	307		469	503	795	2,073	593	768	877	1,317	3,555

AS REPORTED GROWTH RATES
New software licenses	(36%	)	57%	9%	52%	28%	84%	24%	77%	83%	66%
Software license updates and product support	8%		7%	48%	86%	38%	96%	98%	73%	52%	75%
Software Revenues	(6%	)	25%	34%	69%	34%	93%	64%	74%	66%	71%

CONSTANT CURRENCY GROWTH RATES
New software licenses	(38%	)	51%	7%	49%	25%	82%	27%	82%	83%	67%
Software license updates and product support	4%		3%	43%	80%	33%	93%	101%	79%	53%	77%
Software Revenues	(9%	)	21%	30%	65%	30%	91%	67%	80%	66%	72%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$494		$756	$795	$1,259	$3,306	$502	$792	$827	$1,480	$3,602
Software license updates and product support	938		998	1,038	1,069	4,042	1,036	1,057	1,095	1,197	4,384

Software Revenues	1,432		1,754	1,833	2,328	7,349	1,538	1,849	1,922	2,677	7,986

AS REPORTED GROWTH RATES
New software licenses	18%		5%	12%	16%	13%	2%	5%	4%	18%	9%
Software license updates and product support	15%		14%	11%	11%	12%	10%	6%	6%	12%	8%
Software Revenues	16%		10%	11%	14%	13%	7%	5%	5%	15%	9%

CONSTANT CURRENCY GROWTH RATES
New software licenses	14%		1%	9%	13%	9%	0%	8%	8%	18%	10%
Software license updates and product support	11%		10%	7%	7%	9%	9%	8%	9%	13%	9%
Software Revenues	12%		6%	8%	10%	9%	6%	8%	9%	15%	10%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

FISCAL 2006 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)

($ in millions)

	Fiscal 2005							Fiscal 2006
	Q1		Q2		Q3	Q4	TOTAL	Q1		Q2		Q3		Q4	TOTAL

AMERICAS

Database & Middleware	$197		$285		$289	$542	$1,313	$194		$327		$334		$662	$1,518
Applications	30		116		91	229	466	75		163		148		395	782

New Software License Revenues	$227		$401		$380	$771	$1,779	$269		$490		$482		$1,057	$2,300

AS REPORTED GROWTH RATES
Database & Middleware	22%		(5%	)	14%	29%	16%	(2%	)	15%		16%		22%	16%
Applications	(27%	)	53%		7%	71%	39%	150%		41%		61%		73%	67%
New Software License Revenues	12%		7%		12%	39%	21%	19%		22%		27%		37%	29%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		(5%	)	12%	27%	15%	(4%	)	13%		14%		21%	14%
Applications	(27%	)	51%		7%	69%	38%	148%		40%		60%		72%	66%
New Software License Revenues	11%		7%		11%	37%	20%	17%		21%		25%		36%	28%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$158		$304		$325	$483	$1,270	$164		$282		$316		$515	$1,278
Applications	28		80		44	76	227	38		75		96		158	366

New Software License Revenues	$186		$384		$369	$559	$1,497	$202		$357		$412		$673	$1,644

AS REPORTED GROWTH RATES
Database & Middleware	10%		16%		12%	7%	11%	4%		(7%	)	(3%	)	7%	1%
Applications	(49%	)	67%		7%	6%	5%	38%		(6%	)	119%		108%	61%
New Software License Revenues	(6%	)	23%		11%	7%	10%	9%		(7%	)	12%		20%	10%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	3%		5%		6%	3%	4%	3%		0%		6%		7%	5%
Applications	(53%	)	54%		2%	3%	0%	36%		1%		138%		108%	67%
New Software License Revenues	(12%	)	13%		6%	3%	4%	8%		0%		22%		21%	14%

ASIA PACIFIC

Database & Middleware	$131		$160		$168	$222	$682	$134		$176		$170		$292	$771
Applications	11		19		17	45	92	14		28		25		88	155

New Software License Revenues	$142		$179		$185	$267	$774	$148		$203		$195		$380	$926

AS REPORTED GROWTH RATES
Database & Middleware	27%		7%		8%	10%	12%	2%		9%		1%		31%	13%
Applications	0%		46%		21%	80%	46%	28%		48%		52%		94%	69%
New Software License Revenues	25%		10%		9%	18%	15%	4%		13%		5%		42%	20%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	21%		3%		3%	7%	8%	0%		14%		6%		34%	16%
Applications	0%		38%		23%	72%	42%	23%		50%		60%		96%	71%
New Software License Revenues	19%		6%		5%	14%	11%	2%		18%		11%		45%	23%

TOTAL COMPANY

Database & Middleware	$486		$749		$782	$1,247	$3,265	$492		$785		$820		$1,469	$3,567
Applications	69		215		152	350	785	127		266		269		641	1,303

New Software License Revenues	$555		$964		$934	$1,597	$4,050	$619		$1,051		$1,089		$2,110	$4,870

AS REPORTED GROWTH RATES
Database & Middleware	19%		5%		12%	16%	13%	1%		5%		5%		18%	9%
Applications	(36%	)	57%		9%	52%	28%	84%		24%		77%		83%	66%
New Software License Revenues	8%		14%		11%	22%	15%	12%		9%		17%		32%	20%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	14%		1%		8%	13%	9%	0%		8%		9%		18%	10%
Applications	(38%	)	51%		7%	49%	25%	82%		27%		82%		83%	67%
New Software License Revenues	4%		9%		8%	20%	12%	10%		12%		21%		32%	21%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A

ORACLE CORPORATION

FISCAL 2006 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

Due to a series of acquisitions, our results of operations have undergone significant change. To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the table, which exclude certain business combination accounting entries, and expenses related to acquisitions and other significant expenses, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effect:

•	Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one-year period subsequent to acquisitions do not reflect the full amount of revenue on assumed contracts that would have otherwise been recorded by the acquired entities. The non-GAAP adjustment is intended to reflect the full amount of such revenue. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot assure that customers will renew these contracts.

•	Stock-based compensation: Certain of our operating expenses include stock-based compensation related to unvested stock options assumed in connection with acquisitions. We believe it is useful to highlight the effect of stock-based compensation related to acquisitions because, in compliance with our historical practices under SFAS 123, we do not otherwise expense Oracle stock-based compensation in the current or in past reporting periods. However, stock-based compensation is a key incentive offered to our employees, and we believe it contributed to the revenue earned during the period and will contribute to our future revenue generation. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangibles from our non-GAAP net income. We believe this is useful because, prior to the PeopleSoft acquisition in the third quarter of fiscal 2005, we did not incur significant charges of this nature, and the exclusion of this amount helps investors understand a significant reason why our GAAP operating expenses increased in periods subsequent to the PeopleSoft acquisition. Investors should note that the use of intangible assets contributed to revenue earned during the period and will contribute to future revenue generation and should also note that these amortization expenses are recurring.

•	Acquisition related charges and restructuring costs: We incurred significant expenses in connection with acquisitions, principally PeopleSoft and Siebel, which we would not have otherwise incurred. Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), and personnel related costs for transitional employees. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the terms of the options. Restructuring costs consist of Oracle employee severance and Oracle duplicate facility closures in connection with acquisitions. We believe it is useful for investors to understand the effect of these expenses on our cost structure. Although acquisition related charges and restructuring costs are not recurring with respect to past acquisitions, we will incur these charges in connection with future acquisitions.